SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 20, 2001



                           INTERNET CABLE CORPORATION
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             (Exact name of registrant as specified in its charter)



         NEVADA                      000-26011                  87-0540291
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


            195 RIVIERA DRIVE, UNIT 2, MARKHAM ONTARIO L35 5J6 CANADA
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                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (313) 218-2276
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          (Former name or former address, if changed since last report)



Item 4.  Change in Registrant's Certifying Accountant

      On September 20, 2001 PricewaterhouseCoopers LLP resigned as the independent accountants of Internet Cable Corporation (the "Registrant").

      The report of PricewaterhouseCoopers LLP on the financial statements for the preceding fiscal year contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principle. However, such report did express substantial doubt regarding the Registrant's ability to continue as a going concern. PricewaterhouseCoopers LLP did not serve as independent accountants for the second preceding fiscal year.

      In connection with its audit for the most recent fiscal year and through the date of this report, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such year.

      During the most recent fiscal year and through the date of this report, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

      The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated September 26 , 2001, is filed as
Exhibit 16 to this Form 8-K.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         16.1 Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated September 26, 2001



                                   SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    INTERNET CABLE CORPORATION


                                    By:  /s/ Joseph Melanson
                                         ---------------------------
                                         Name:  Joseph Melanson
                                         Title: Chairman and Chief
                                                Executive Officer


Dated:  September 26, 2001



                                  EXHIBIT INDEX


Exhibit No.    Document Description
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16.1           Letter from PricewaterhouseCoopers LLP to the Securities and
               Exchange Commission, dated September 26, 2001